News Release

Trustmark Corporation Announces 2008 Financial Results
and Declares $0.23 Quarterly Cash Dividend

Jackson, Miss. – January 27, 2009 – Trustmark Corporation (NASDAQ:TRMK) announced net income available to common shareholders of $24.0 million in the fourth quarter of 2008, which represented basic earnings per common share of $0.42.  Trustmark’s fourth quarter 2008 net income produced a return on average tangible common equity 15.10% and a return on average assets of 1.07%.  For the year ended December 31, 2008, Trustmark’s net income available to common shareholders totaled $91.1 million, which represented basic earnings per common share of $1.59.  Trustmark’s performance during 2008 resulted in a return on average tangible common equity of 14.88% and return on average assets of 1.01%.  Trustmark’s Board of Directors declared a quarterly cash dividend of $0.23 per common share.  The dividend is payable March 15, 2009, to shareholders of record on March 1, 2009.

Richard G. Hickson, Chairman and CEO, stated, “We are pleased with our financial performance, particularly in light of the challenging economic environment, as earnings during the fourth quarter continue to reflect the core operating strength of Trustmark.  Results for the quarter include enhanced capital strength and continued disciplined expense management.  While the magnitude and duration of the economic slowdown remains unknown, Trustmark’s strong capital position, solid balance sheet and diversified financial services businesses are well positioned to face the challenges confronting the banking industry.”

Credit Quality
•	Nonperforming assets increased $14.9 million, representing 2.18% of total loans and other real estate
•	Net charge-offs totaled $12.7 million, or 0.73% of average loans
•	Provision for loan losses totaled $16.7 million

During the fourth quarter, Trustmark’s nonaccrual loans increased $8.8 million primarily due to real estate loans in Florida and one in Mississippi which were reserved for or written-down to net realizable value.  Trustmark continued to devote significant resources to managing credit risks resulting from the slowdown in residential real estate.  Nonaccrual loans in Trustmark’s Tennessee and Texas markets decreased when compared to the prior quarter.  Total other real estate increased $6.1 million during the quarter, principally due to foreclosures in Florida.

Collectively, Trustmark’s nonperforming assets increased $14.9 million during the quarter to total $152.6 million, or 2.18% of total loans and other real estate, as of December 31, 2008.  Net charge-offs were $12.7 million in the fourth quarter of 2008 while the provision for loan losses totaled $16.7 million.  Allocation of Trustmark’s $94.9 million allowance for loan losses represented 1.79% of commercial loans and 0.72% of consumer and home mortgage loans, resulting in an allowance to total loans of 1.41%.

Enhanced Capital Strength
•	Internally generated tangible common equity increased $58.1 million from prior year to $658.4 million
•	Issued $215 million in Senior Preferred stock to U.S. Treasury as part of the government’s Capital Purchase Program
•	Total risk-based capital expanded to 14.95%

The current economic and financial environments are significantly changing the landscape of the banking industry.  In an effort to position Trustmark for continued success in this challenging environment, the Corporation issued $215 million in Senior Preferred stock to the U.S. Treasury as part of the government’s voluntary initiative for financial institutions to support the economy by increasing financing to businesses and consumers.  This cost-effective capital will support Trustmark’s growth and expansion opportunities, reinforce our strong capital position, and advance the U.S. Treasury’s efforts to facilitate additional lending in our markets.

Net Interest Margin
•	Average earning assets increased due to expanded securities portfolio
•	Optimized funding costs as higher rate deposits were replaced with lower cost short-term borrowings

Average loans remained unchanged during the fourth quarter relative to the prior period while average investment securities increased $387.5 million as a positively sloped yield curve created an opportunity to enhance future net interest income.  Declining funding costs more than offset lower yields on earning assets, resulting in a 19 basis point increase in the net interest margin to 4.20%.  This expansion in the net interest margin is attributable to an increased level of fixed rate securities primarily funded by shorter, floating rate liabilities as well as to the abnormal spread between LIBOR and the overnight Federal Funds rate during the quarter that has since dissipated.

Disciplined Expense Management
•	Noninterest expense declined 1.63% relative to prior quarter
•	Efficiency ratio improved to 55.86%

In the fourth quarter of 2008, noninterest expense totaled $71.5 million, a decrease of $1.2 million relative to the prior quarter.  Ongoing human capital management initiatives and continued awareness of expense management across the organization are reflected in the Corporation’s efficiency ratio of 55.86% during the fourth quarter.  Trustmark remains committed to identifying additional reengineering and efficiency opportunities to enhance shareholder value.

ADDITIONAL INFORMATION
As previously announced, Trustmark will conduct a conference call with analysts on Wednesday, January 28 at 10:00 a.m. Central Time to discuss the Corporation's financial results. Interested parties may listen to the conference call by dialing (877) 627-6580, passcode 9363244 or by clicking on the link provided under the Investor Relations section of our website at www.trustmark.com. A replay of the conference call will also be available through Wednesday, February 4, 2009 in archived format at the same web address or by calling (888) 203-1112, passcode 9363244.

Trustmark is a financial services company providing banking and financial solutions through over 150 offices and 2,600 associates in Florida, Mississippi, Tennessee and Texas.

FORWARD-LOOKING STATEMENTS
Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition.  Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract non-interest bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that effect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of Trustmark’s borrowers, changes in Trustmark’s ability to control expenses, changes in Trustmark’s compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business, natural disasters, acts of war or terrorism and other risks described in Trustmark’s filings with the Securities and Exchange Commission.

Although Management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark Contacts:
Investors:	Louis E. Greer	Joseph Rein
	Treasurer and	First Vice President
	Principal Financial Officer	601-208-6898
601-208-2310

Media:	Melanie A. Morgan
Senior Vice President
601-208-2979

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION DECEMBER 31, 2008 ($ in thousands except per share data) (unaudited)

				Linked Quarter		Year over Year
QUARTERLY AVERAGE BALANCES	12/31/2008	9/30/2008	12/31/2007	$ Change	% Change	$ Change	% Change
Securities AFS-taxable	$1,226,843	$822,995	$435,438	$403,848	49.1%	$791,405	n/m
Securities AFS-nontaxable	40,708	39,886	46,898	822	2.1%	(6,190)	-13.2%
Securities HTM-taxable	169,958	184,001	192,878	(14,043)	-7.6%	(22,920)	-11.9%
Securities HTM-nontaxable	71,843	74,937	82,963	(3,094)	-4.1%	(11,120)	-13.4%
Total securities	1,509,352	1,121,819	758,177	387,533	34.5%	751,175	99.1%
Loans (including loans held for sale)	6,908,296	6,927,270	7,149,243	(18,974)	-0.3%	(240,947)	-3.4%
Fed funds sold and rev repos	22,871	17,401	25,960	5,470	31.4%	(3,089)	-11.9%
Other earning assets	49,197	37,323	41,368	11,874	31.8%	7,829	18.9%
Total earning assets	8,489,716	8,103,813	7,974,748	385,903	4.8%	514,968	6.5%
Allowance for loan losses	(91,802)	(88,643)	(73,659)	(3,159)	3.6%	(18,143)	24.6%
Cash and due from banks	223,774	246,515	257,319	(22,741)	-9.2%	(33,545)	-13.0%
Other assets	801,890	810,449	765,939	(8,559)	-1.1%	35,951	4.7%
Total assets	$9,423,578	$9,072,134	$8,924,347	$351,444	3.9%	$499,231	5.6%

Interest-bearing demand deposits	$1,149,071	$1,222,087	$1,160,823	$(73,016)	-6.0%	$(11,752)	-1.0%
Savings deposits	1,709,670	1,774,188	1,608,125	(64,518)	-3.6%	101,545	6.3%
Time deposits less than $100,000	1,478,753	1,532,630	1,570,687	(53,877)	-3.5%	(91,934)	-5.9%
Time deposits of $100,000 or more	1,045,377	1,108,677	1,058,165	(63,300)	-5.7%	(12,788)	-1.2%
Total interest-bearing deposits	5,382,871	5,637,582	5,397,800	(254,711)	-4.5%	(14,929)	-0.3%
Fed funds purchased and repos	809,822	659,312	517,424	150,510	22.8%	292,398	56.5%
Short-term borrowings	494,928	156,880	413,676	338,048	n/m	81,252	19.6%
Subordinated notes	49,736	49,728	49,703	8	0.0%	33	0.1%
Junior subordinated debt securities	70,104	70,104	70,104	-	0.0%	-	0.0%
Total interest-bearing liabilities	6,807,461	6,573,606	6,448,707	233,855	3.6%	358,754	5.6%
Noninterest-bearing deposits	1,433,361	1,415,402	1,419,364	17,959	1.3%	13,997	1.0%
Other liabilities	126,704	136,229	137,197	(9,525)	-7.0%	(10,493)	-7.6%
Total liabilities	8,367,526	8,125,237	8,005,268	242,289	3.0%	362,258	4.5%
Preferred equity	91,385	-	-	91,385	n/m	91,385	n/m
Common equity	964,667	946,897	919,079	17,770	1.9%	45,588	5.0%
Total shareholders' equity	1,056,052	946,897	919,079	109,155	11.5%	136,973	14.9%
Total liabilities and equity	$9,423,578	$9,072,134	$8,924,347	$351,444	3.9%	$499,231	5.6%

				Linked Quarter		Year over Year
PERIOD END BALANCES	12/31/2008	9/30/2008	12/31/2007	$ Change	% Change	$ Change	% Change
Cash and due from banks	$257,930	$235,016	$292,983	$22,914	9.7%	$(35,053)	-12.0%
Fed funds sold and rev repos	23,401	14,782	17,997	8,619	58.3%	5,404	30.0%
Securities available for sale	1,542,841	907,629	442,345	635,212	70.0%	1,100,496	n/m
Securities held to maturity	259,629	256,323	275,096	3,306	1.3%	(15,467)	-5.6%
Loans held for sale	238,265	154,162	147,508	84,103	54.6%	90,757	61.5%
Loans	6,722,403	6,740,730	7,040,792	(18,327)	-0.3%	(318,389)	-4.5%
Allowance for loan losses	(94,922)	(90,888)	(79,851)	(4,034)	4.4%	(15,071)	18.9%
Net Loans	6,627,481	6,649,842	6,960,941	(22,361)	-0.3%	(333,460)	-4.8%
Premises and equipment, net	156,811	156,298	151,680	513	0.3%	5,131	3.4%
Mortgage servicing rights	42,882	78,550	67,192	(35,668)	-45.4%	(24,310)	-36.2%
Goodwill	291,104	291,145	291,177	(41)	0.0%	(73)	0.0%
Identifiable intangible assets	23,821	24,887	28,102	(1,066)	-4.3%	(4,281)	-15.2%
Other assets	326,744	317,639	291,781	9,105	2.9%	34,963	12.0%
Total assets	$9,790,909	$9,086,273	$8,966,802	$704,636	7.8%	$824,107	9.2%

Deposits:
Noninterest-bearing	$1,496,166	$1,526,374	$1,477,171	$(30,208)	-2.0%	$18,995	1.3%
Interest-bearing	5,327,704	5,411,304	5,392,101	(83,600)	-1.5%	(64,397)	-1.2%
Total deposits	6,823,870	6,937,678	6,869,272	(113,808)	-1.6%	(45,402)	-0.7%
Fed funds purchased and repos	811,129	592,818	460,763	218,311	36.8%	350,366	76.0%
Short-term borrowings	730,958	369,037	474,354	361,921	98.1%	256,604	54.1%
Subordinated notes	49,741	49,733	49,709	8	0.0%	32	0.1%
Junior subordinated debt securities	70,104	70,104	70,104	-	0.0%	-	0.0%
Other liabilities	126,641	117,905	122,964	8,736	7.4%	3,677	3.0%
Total liabilities	8,612,443	8,137,275	8,047,166	475,168	5.8%	565,277	7.0%
Preferred Stock	205,126	-	-	205,126	n/m	205,126	n/m
Common stock	11,944	11,944	11,933	-	0.0%	11	0.1%
Capital surplus	139,471	128,617	124,161	10,854	8.4%	15,310	12.3%
Retained earnings	836,642	824,768	797,993	11,874	1.4%	38,649	4.8%
Accum other comprehensive
loss, net of tax	(14,717)	(16,331)	(14,451)	1,614	-9.9%	(266)	1.8%
Total shareholders' equity	1,178,466	948,998	919,636	229,468	24.2%	258,830	28.1%
Total liabilities and equity	$9,790,909	$9,086,273	$8,966,802	$704,636	7.8%	$824,107	9.2%

n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION DECEMBER 31, 2008 ($ in thousands except per share data) (unaudited)

	Quarter Ended			Linked Quarter		Year over Year
INCOME STATEMENTS	12/31/2008	9/30/2008	12/31/2007	$ Change	% Change	$ Change	% Change
Interest and fees on loans-FTE	$101,694	$105,706	$133,088	$(4,012)	-3.8%	$(31,394)	-23.6%
Interest on securities-taxable	17,108	12,117	6,505	4,991	41.2%	10,603	n/m
Interest on securities-tax exempt-FTE	1,891	1,946	2,352	(55)	-2.8%	(461)	-19.6%
Interest on fed funds sold and rev repos	57	98	317	(41)	-41.8%	(260)	-82.0%
Other interest income	368	407	501	(39)	-9.6%	(133)	-26.5%
Total interest income-FTE	121,118	120,274	142,763	844	0.7%	(21,645)	-15.2%
Interest on deposits	26,818	32,860	47,911	(6,042)	-18.4%	(21,093)	-44.0%
Interest on fed funds pch and repos	1,178	3,123	5,499	(1,945)	-62.3%	(4,321)	-78.6%
Other interest expense	3,399	2,653	7,055	746	28.1%	(3,656)	-51.8%
Total interest expense	31,395	38,636	60,465	(7,241)	-18.7%	(29,070)	-48.1%
Net interest income-FTE	89,723	81,638	82,298	8,085	9.9%	7,425	9.0%
Provision for loan losses	16,684	14,473	17,001	2,211	15.3%	(317)	-1.9%
Net interest income after provision-FTE	73,039	67,165	65,297	5,874	8.7%	7,742	11.9%
Service charges on deposit accounts	14,044	13,886	13,908	158	1.1%	136	1.0%
Insurance commissions	6,783	9,007	7,630	(2,224)	-24.7%	(847)	-11.1%
Wealth management	6,583	6,788	6,969	(205)	-3.0%	(386)	-5.5%
General banking - other	5,576	5,813	6,177	(237)	-4.1%	(601)	-9.7%
Mortgage banking, net	4,393	4,323	4,967	70	1.6%	(574)	-11.6%
Other, net	935	2,131	2,604	(1,196)	-56.1%	(1,669)	-64.1%
Nonint inc-excl sec gains, net	38,314	41,948	42,255	(3,634)	-8.7%	(3,941)	-9.3%
Security gains, net	12	2	2	10	n/m	10	n/m
Total noninterest income	38,326	41,950	42,257	(3,624)	-8.6%	(3,931)	-9.3%
Salaries and employee benefits	41,923	42,859	42,446	(936)	-2.2%	(523)	-1.2%
Services and fees	9,638	9,785	9,375	(147)	-1.5%	263	2.8%
Net occupancy-premises	4,704	5,153	4,716	(449)	-8.7%	(12)	-0.3%
Equipment expense	4,183	4,231	4,165	(48)	-1.1%	18	0.4%
Other expense	11,097	10,706	9,020	391	3.7%	2,077	23.0%
Total noninterest expense	71,545	72,734	69,722	(1,189)	-1.6%	1,823	2.6%
Income before income taxes and tax eq adj	39,820	36,381	37,832	3,439	9.5%	1,988	5.3%
Tax equivalent adjustment	2,326	2,242	2,375	84	3.8%	(49)	-2.1%
Income before income taxes	37,494	34,139	35,457	3,355	9.8%	2,037	5.7%
Income taxes	12,162	10,785	11,628	1,377	12.8%	534	4.6%
Net income	25,332	23,354	23,829	1,978	8.5%	1,503	6.3%

Preferred stock dividends	1,165	-	-	1,165	n/m	1,165	n/m
Accretion of preferred stock discount	188	-	-	188	n/m	188	n/m
Net income available to common shareholders	$23,979	$23,354	$23,829	$625	2.7%	$150	0.6%

Per common share data
Earnings per share - basic	$0.42	$0.41	$0.42	$0.01	2.4%	$-	0.0%

Earnings per share - diluted	$0.42	$0.41	$0.42	$0.01	2.4%	$-	0.0%

Dividends per share	$0.23	$0.23	$0.23	$-	0.0%	$-	0.0%

Weighted average common shares outstanding
Basic	57,324,710	57,298,710	57,272,408

Diluted	57,375,590	57,337,342	57,341,472

Period end common shares outstanding	57,324,737	57,324,627	57,272,408

OTHER FINANCIAL DATA
Return on common equity	9.89%	9.81%	10.29%
Return on average tangible common equity	15.10%	15.16%	16.28%
Return on equity	9.54%	9.81%	10.29%
Return on assets	1.07%	1.02%	1.06%
Interest margin - Yield - FTE	5.68%	5.90%	6.94%
Interest margin - Cost	1.47%	1.90%	3.01%
Net interest margin - FTE	4.20%	4.01%	3.93%
Efficiency ratio	55.86%	58.85%	56.80%
Full-time equivalent employees	2,607	2,623	2,612

COMMON STOCK PERFORMANCE
Market value-Close	$21.59	$20.74	$25.36
Common book value	$16.98	$16.55	$16.06
Tangible common book value	$11.49	$11.04	$10.48

n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION DECEMBER 31, 2008 ($ in thousands except per share data) (unaudited)

	Quarter Ended			Linked Quarter		Year over Year
NONPERFORMING ASSETS	12/31/2008	9/30/2008	12/31/2007	$ Change	% Change	$ Change		% Change
Nonaccrual loans
Florida	$75,092	$71,125	$43,787	$3,967	5.6%	$31,305		71.5%
Mississippi (1)	18,703	12,727	13,723	5,976	47.0%	4,980		36.3%
Tennessee (2)	3,638	4,012	4,431	(374)	-9.3%	(793)		-17.9%
Texas	16,605	17,418	3,232	(813)	-4.7%	13,373		n/m
Total nonaccrual loans	114,038	105,282	65,173	8,756	8.3%	48,865		75.0%
Other real estate
Florida	21,265	18,265	995	3,000	16.4%	20,270		n/m
Mississippi (1)	6,113	6,062	1,123	51	0.8%	4,990		n/m
Tennessee (2)	8,862	7,924	6,084	938	11.8%	2,778		45.7%
Texas	2,326	214	146	2,112	n/m	2,180		n/m
Total other real estate	38,566	32,465	8,348	6,101	18.8%	30,218		n/m
Total nonperforming assets	$152,604	$137,747	$73,521	$14,857	10.8%	$79,083		n/m

LOANS PAST DUE OVER 90 DAYS
Loans	$5,139	$3,622	$4,853	$1,517	41.9%	$286		5.9%
Loans HFS-Guaranteed GNMA serviced loans	18,095	20,332	11,847	(2,237)	-11.0%	6,248		52.7%
Total loans past due over 90 days	$23,234	$23,954	$16,700	$(720)	-3.0%	$6,534		39.1%

	Quarter Ended			Linked Quarter		Year over Year
ALLOWANCE FOR LOAN LOSSES	12/31/2008	9/30/2008	12/31/2007	$ Change	% Change	$ Change		% Change
Beginning Balance	$90,888	$86,576	$72,368	$4,312	5.0%	$18,520		25.6%
Provision for loan losses	16,684	14,473	17,001	2,211	15.3%	(317)		-1.9%
Charge-offs	(15,039)	(12,732)	(11,904)	(2,307)	18.1%	(3,135)		26.3%
Recoveries	2,389	2,571	2,386	(182)	-7.1%	3		0.1%
Net charge-offs	(12,650)	(10,161)	(9,518)	(2,489)	24.5%	(3,132)		32.9%
Ending Balance	$94,922	$90,888	$79,851	$4,034	4.4%	$15,071		18.9%

PROVISION FOR LOAN LOSSES							`
Florida	$6,491	$3,167	$12,523	$3,324	n/m	$(6,032)		-48.2%
Mississippi (1)	5,756	8,476	2,724	(2,720)	-32.1%	3,032		n/m
Tennessee (2)	1,461	27	1,056	1,434	n/m	405		38.4%
Texas	2,976	2,803	698	173	6.2%	2,278		n/m
Total provision for loan losses	$16,684	$14,473	$17,001	$2,211	15.3%	$(317)		-1.9%

NET CHARGE-OFFS
Florida	$7,160	$3,779	$3,665	$3,381	89.5%	$3,495		95.4%
Mississippi (1)	4,387	4,515	3,999	(128)	-2.8%	388		9.7%
Tennessee (2)	816	1,291	1,284	(475)	-36.8%	(468)		-36.4%
Texas	287	576	570	(289)	-50.2%	(283)		-49.6%
Total net charge-offs	$12,650	$10,161	$9,518	$2,489	24.5%	$3,132		32.9%

CREDIT QUALITY RATIOS
Net charge offs/average loans	0.73%	0.58%	0.53%
Provision for loan losses/average loans	0.96%	0.83%	0.94%
Nonperforming loans/total loans (incl LHFS)	1.64%	1.53%	0.91%
Nonperforming assets/total loans (incl LHFS)	2.19%	2.00%	1.02%
Nonperforming assets/total loans (incl LHFS) +ORE	2.18%	1.99%	1.02%
ALL/total loans (excl LHFS)	1.41%	1.35%	1.13%
ALL-commercial/total commercial loans	1.79%	1.76%	1.48%
ALL-consumer/total consumer and home mortgage loans	0.72%	0.64%	0.59%
ALL/nonperforming loans	83.24%	86.33%	122.52%

CAPITAL RATIOS
Total equity/total assets	12.04%	10.44%	10.26%
Common equity/total assets	9.94%	10.44%	10.26%
Tangible equity/tangible assets	9.11%	7.22%	6.94%
Tangible common equity/tangible assets	6.95%	7.22%	6.94%
Tier 1 leverage ratio	10.42%	8.11%	7.86%
Tier 1 risk-based capital ratio	13.01%	9.86%	9.17%
Total risk-based capital ratio	14.95%	11.80%	10.93%

(1) - Mississippi includes Central and Southern Mississippi Regions
(2) - Tennessee includes Memphis, Tennessee and Northern Mississippi Regions
n/m - percentage changes greater than +/- 100% are considered not meaningful

  See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION DECEMBER 31, 2008 ($ in thousands except per share data) (unaudited)

	Quarter Ended					Year Ended
QUARTERLY AVERAGE BALANCES	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007	12/31/2008	12/31/2007
Securities AFS-taxable	$1,226,843	$822,995	$769,790	$353,079	$435,438	$794,443	$573,940
Securities AFS-nontaxable	40,708	39,886	35,869	36,241	46,898	38,188	50,763
Securities HTM-taxable	169,958	184,001	186,047	189,604	192,878	182,373	195,468
Securities HTM-nontaxable	71,843	74,937	76,940	81,559	82,963	76,304	86,030
Total securities	1,509,352	1,121,819	1,068,646	660,483	758,177	1,091,308	906,201
Loans (including loans held for sale)	6,908,296	6,927,270	7,080,495	7,177,233	7,149,243	7,022,747	6,893,402
Fed funds sold and rev repos	22,871	17,401	30,567	22,921	25,960	23,422	40,850
Other earning assets	49,197	37,323	41,481	36,958	41,368	41,251	37,133
Total earning assets	8,489,716	8,103,813	8,221,189	7,897,595	7,974,748	8,178,728	7,877,586
Allowance for loan losses	(91,802)	(88,643)	(82,962)	(80,998)	(73,659)	(86,124)	(72,365)
Cash and due from banks	223,774	246,515	253,545	259,392	257,319	245,748	287,113
Other assets	801,890	810,449	782,986	775,722	765,939	792,835	753,503
Total assets	$9,423,578	$9,072,134	$9,174,758	$8,851,711	$8,924,347	$9,131,187	$8,845,837

Interest-bearing demand deposits	$1,149,071	$1,222,087	$1,258,281	$1,233,892	$1,160,823	$1,215,668	$1,186,683
Savings deposits	1,709,670	1,774,188	1,867,438	1,755,048	1,608,125	1,776,397	1,708,378
Time deposits less than $100,000	1,478,753	1,532,630	1,568,802	1,577,753	1,570,687	1,539,299	1,593,945
Time deposits of $100,000 or more	1,045,377	1,108,677	1,051,716	1,030,527	1,058,165	1,059,173	1,031,382
Total interest-bearing deposits	5,382,871	5,637,582	5,746,237	5,597,220	5,397,800	5,590,537	5,520,388
Fed funds purchased and repos	809,822	659,312	618,227	417,338	517,424	626,767	447,438
Short-term borrowings	494,928	156,880	202,778	252,234	413,676	276,974	269,102
Subordinated notes	49,736	49,728	49,720	49,712	49,703	49,724	49,692
Junior subordinated debt securities	70,104	70,104	70,104	70,104	70,104	70,104	70,104
Total interest-bearing liabilities	6,807,461	6,573,606	6,687,066	6,386,608	6,448,707	6,614,106	6,356,724
Noninterest-bearing deposits	1,433,361	1,415,402	1,409,371	1,390,843	1,419,364	1,412,312	1,455,494
Other liabilities	126,704	136,229	134,237	141,741	137,197	134,708	130,244
Total liabilities	8,367,526	8,125,237	8,230,674	7,919,192	8,005,268	8,161,126	7,942,462
Preferred equity	91,385	-	-	-	-	22,971	-
Common equity	964,667	946,897	944,084	932,519	919,079	947,090	903,375
Total shareholders' equity	1,056,052	946,897	944,084	932,519	919,079	970,061	903,375
Total liabilities and equity	$9,423,578	$9,072,134	$9,174,758	$8,851,711	$8,924,347	$9,131,187	$8,845,837

PERIOD END BALANCES	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
Cash and due from banks	$257,930	$235,016	$296,628	$290,200	$292,983
Fed funds sold and rev repos	23,401	14,782	23,901	16,022	17,997
Securities available for sale	1,542,841	907,629	908,949	585,746	442,345
Securities held to maturity	259,629	256,323	260,741	267,315	275,096
Loans held for sale	238,265	154,162	184,858	198,245	147,508
Loans	6,722,403	6,740,730	6,859,375	7,012,034	7,040,792
Allowance for loan losses	(94,922)	(90,888)	(86,576)	(81,818)	(79,851)
Net Loans	6,627,481	6,649,842	6,772,799	6,930,216	6,960,941
Premises and equipment, net	156,811	156,298	154,026	151,469	151,680
Mortgage servicing rights	42,882	78,550	76,209	59,047	67,192
Goodwill	291,104	291,145	291,145	291,210	291,177
Identifiable intangible assets	23,821	24,887	25,958	27,030	28,102
Other assets	326,744	317,639	319,835	280,653	291,781
Total assets	$9,790,909	$9,086,273	$9,315,049	$9,097,153	$8,966,802

Deposits:
Noninterest-bearing	$1,496,166	$1,526,374	$1,443,553	$1,475,976	$1,477,171
Interest-bearing	5,327,704	5,411,304	5,680,130	5,868,359	5,392,101
Total deposits	6,823,870	6,937,678	7,123,683	7,344,335	6,869,272
Fed funds purchased and repos	811,129	592,818	748,137	433,431	460,763
Short-term borrowings	730,958	369,037	260,812	93,453	474,354
Subordinated notes	49,741	49,733	49,725	49,717	49,709
Junior subordinated debt securities	70,104	70,104	70,104	70,104	70,104
Other liabilities	126,641	117,905	126,703	168,772	122,964
Total liabilities	8,612,443	8,137,275	8,379,164	8,159,812	8,047,166
Preferred Stock	205,126	-	-	-	-
Common stock	11,944	11,944	11,938	11,938	11,933
Capital surplus	139,471	128,617	126,881	126,003	124,161
Retained earnings	836,642	824,768	814,674	810,369	797,993
Accum other comprehensive
loss, net of tax	(14,717)	(16,331)	(17,608)	(10,969)	(14,451)
Total shareholders' equity	1,178,466	948,998	935,885	937,341	919,636
Total liabilities and equity	$9,790,909	$9,086,273	$9,315,049	$9,097,153	$8,966,802

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION DECEMBER 31, 2008 ($ in thousands except per share data) (unaudited)

	Quarter Ended					Year Ended
INCOME STATEMENTS	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007	12/31/2008	12/31/2007
Interest and fees on loans-FTE	$101,694	$105,706	$109,023	$119,641	$133,088	$436,064	$506,671
Interest on securities-taxable	17,108	12,117	11,079	5,857	6,505	46,161	31,784
Interest on securities-tax exempt-FTE	1,891	1,946	1,943	2,086	2,352	7,866	9,943
Interest on fed funds sold and rev repos	57	98	168	179	317	502	2,147
Other interest income	368	407	475	572	501	1,822	2,116
Total interest income-FTE	121,118	120,274	122,688	128,335	142,763	492,415	552,661
Interest on deposits	26,818	32,860	36,881	43,363	47,911	139,922	200,375
Interest on fed funds pch and repos	1,178	3,123	3,019	3,073	5,499	10,393	20,224
Other interest expense	3,399	2,653	2,923	4,829	7,055	13,804	21,761
Total interest expense	31,395	38,636	42,823	51,265	60,465	164,119	242,360
Net interest income-FTE	89,723	81,638	79,865	77,070	82,298	328,296	310,301
Provision for loan losses	16,684	14,473	31,012	14,243	17,001	76,412	23,784
Net interest income after provision-FTE	73,039	67,165	48,853	62,827	65,297	251,884	286,517
Service charges on deposit accounts	14,044	13,886	13,223	12,564	13,908	53,717	54,179
Insurance commissions	6,783	9,007	8,394	8,256	7,630	32,440	35,286
Wealth management	6,583	6,788	7,031	7,198	6,969	27,600	25,755
General banking - other	5,576	5,813	6,053	5,788	6,177	23,230	24,876
Mortgage banking, net	4,393	4,323	6,708	11,056	4,967	26,480	12,024
Other, net	935	2,131	6,999	3,221	2,604	13,286	10,215
Nonint inc-excl sec gains, net	38,314	41,948	48,408	48,083	42,255	176,753	162,335
Security gains, net	12	2	58	433	2	505	112
Total noninterest income	38,326	41,950	48,466	48,516	42,257	177,258	162,447
Salaries and employee benefits	41,923	42,859	42,771	43,584	42,446	171,137	170,722
Services and fees	9,638	9,785	9,526	9,430	9,375	38,379	37,259
Net occupancy-premises	4,704	5,153	4,850	4,801	4,716	19,508	18,517
Equipment expense	4,183	4,231	4,144	4,074	4,165	16,632	16,039
Other expense	11,097	10,706	8,323	7,937	9,020	38,063	33,912
Total noninterest expense	71,545	72,734	69,614	69,826	69,722	283,719	276,449
Income before income taxes and tax eq adj	39,820	36,381	27,705	41,517	37,832	145,423	172,515
Tax equivalent adjustment	2,326	2,242	2,247	2,321	2,375	9,136	9,518
Income before income taxes	37,494	34,139	25,458	39,196	35,457	136,287	162,997
Income taxes	12,162	10,785	7,906	13,017	11,628	43,870	54,402
Net income	25,332	23,354	17,552	26,179	23,829	92,417	108,595

Preferred stock dividends	1,165	-	-	-	-	1,165	-
Accretion of preferred stock discount	188	-	-	-	-	188	-
Net income available to common shareholders	$23,979	$23,354	$17,552	$26,179	$23,829	$91,064	$108,595

Per common share data
Earnings per share - basic	$0.42	$0.41	$0.31	$0.46	$0.42	$1.59	$1.88

Earnings per share - diluted	$0.42	$0.41	$0.31	$0.46	$0.42	$1.59	$1.88

Dividends per share	$0.23	$0.23	$0.23	$0.23	$0.23	$0.92	$0.89

Weighted average common shares outstanding
Basic	57,324,710	57,298,710	57,296,449	57,283,240	57,272,408	57,300,837	57,709,217

Diluted	57,375,590	57,337,342	57,335,393	57,312,428	57,341,472	57,336,909	57,786,223

Period end common shares outstanding	57,324,737	57,324,627	57,296,449	57,296,449	57,272,408	57,324,737	57,272,408

OTHER FINANCIAL DATA
Return on common equity	9.89%	9.81%	7.48%	11.29%	10.29%	9.62%	12.02%
Return on average tangible common equity	15.10%	15.16%	11.70%	17.59%	16.28%	14.88%	19.17%
Return on equity	9.54%	9.81%	7.48%	11.29%	10.29%	9.53%	12.02%
Return on assets	1.07%	1.02%	0.77%	1.19%	1.06%	1.01%	1.23%
Interest margin - Yield - FTE	5.68%	5.90%	6.00%	6.54%	6.94%	6.02%	6.98%
Interest margin - Cost	1.47%	1.90%	2.10%	2.61%	3.01%	2.01%	3.08%
Net interest margin - FTE	4.20%	4.01%	3.91%	3.92%	3.93%	4.01%	3.91%
Efficiency ratio	55.86%	58.85%	56.64%	56.64%	56.80%	56.99%	58.80%
Full-time equivalent employees	2,607	2,623	2,637	2,627	2,612

COMMON STOCK PERFORMANCE
Market value-Close	$21.59	$20.74	$17.65	$22.28	$25.36
Common book value	$16.98	$16.55	$16.33	$16.36	$16.06
Tangible common book value	$11.49	$11.04	$10.80	$10.81	$10.48

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION DECEMBER 31, 2008 ($ in thousands except per share data) (unaudited)

	Quarter Ended
NONPERFORMING ASSETS	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
Nonaccrual loans
Florida	$75,092	$71,125	$70,484	$49,654	$43,787
Mississippi (1)	18,703	12,727	12,572	14,583	13,723
Tennessee (2)	3,638	4,012	5,216	6,550	4,431
Texas	16,605	17,418	7,039	7,207	3,232
Total nonaccrual loans	114,038	105,282	95,311	77,994	65,173
Other real estate
Florida	21,265	18,265	10,398	1,067	995
Mississippi (1)	6,113	6,062	5,258	1,741	1,123
Tennessee (2)	8,862	7,924	6,778	6,634	6,084
Texas	2,326	214	438	146	146
Total other real estate	38,566	32,465	22,872	9,588	8,348
Total nonperforming assets	$152,604	$137,747	$118,183	$87,582	$73,521

LOANS PAST DUE OVER 90 DAYS
Loans	$5,139	$3,622	$3,056	$4,986	$4,853
Loans HFS-Guaranteed GNMA serviced loans	18,095	20,332	15,809	15,868	11,847
Total loans past due over 90 days	$23,234	$23,954	$18,865	$20,854	$16,700

	Quarter Ended					Year Ended
ALLOWANCE FOR LOAN LOSSES	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007	12/31/2008	12/31/2007
Beginning Balance	$90,888	$86,576	$81,818	$79,851	$72,368	$79,851	$72,098
Provision for loan losses	16,684	14,473	31,012	14,243	17,001	76,412	23,784
Charge-offs	(15,039)	(12,732)	(28,820)	(15,176)	(11,904)	(71,767)	(26,790)
Recoveries	2,389	2,571	2,566	2,900	2,386	10,426	10,759
Net charge-offs	(12,650)	(10,161)	(26,254)	(12,276)	(9,518)	(61,341)	(16,031)
Ending Balance	$94,922	$90,888	$86,576	$81,818	$79,851	$94,922	$79,851

PROVISION FOR LOAN LOSSES
Florida	$6,491	$3,167	$24,145	$9,557	$12,523	$43,360	$16,463
Mississippi (1)	5,756	8,476	3,667	2,807	2,724	20,706	3,488
Tennessee (2)	1,461	27	2,440	779	1,056	4,707	1,837
Texas	2,976	2,803	760	1,100	698	7,639	1,996
Total provision for loan losses	$16,684	$14,473	$31,012	$14,243	$17,001	$76,412	$23,784

NET CHARGE-OFFS
Florida	$7,160	$3,779	$22,064	$9,688	$3,665	$42,691	$4,545
Mississippi (1)	4,387	4,515	4,214	1,574	3,999	14,690	8,737
Tennessee (2)	816	1,291	48	186	1,284	2,341	1,500
Texas	287	576	(72)	828	570	1,619	1,249
Total net charge-offs	$12,650	$10,161	$26,254	$12,276	$9,518	$61,341	$16,031

CREDIT QUALITY RATIOS
Net charge offs/average loans	0.73%	0.58%	1.49%	0.69%	0.53%	0.87%	0.23%
Provision for loan losses/average loans	0.96%	0.83%	1.76%	0.80%	0.94%	1.09%	0.35%
Nonperforming loans/total loans (incl LHFS)	1.64%	1.53%	1.35%	1.08%	0.91%
Nonperforming assets/total loans (incl LHFS)	2.19%	2.00%	1.68%	1.21%	1.02%
Nonperforming assets/total loans (incl LHFS) +ORE	2.18%	1.99%	1.67%	1.21%	1.02%
ALL/total loans (excl LHFS)	1.41%	1.35%	1.26%	1.17%	1.13%
ALL-commercial/total commercial loans	1.79%	1.76%	1.67%	1.52%	1.48%
ALL-consumer/total consumer and home mortgage loans	0.72%	0.64%	0.60%	0.60%	0.59%
ALL/nonperforming loans	83.24%	86.33%	90.84%	104.90%	122.52%

CAPITAL RATIOS
Total equity/total assets	12.04%	10.44%	10.05%	10.30%	10.26%
Common equity/total assets	9.94%	10.44%	10.05%	10.30%	10.26%
Tangible equity/tangible assets	9.11%	7.22%	6.88%	7.05%	6.94%
Tangible common equity/tangible assets	6.95%	7.22%	6.88%	7.05%	6.94%
Tier 1 leverage ratio	10.42%	8.11%	7.87%	8.12%	7.86%
Tier 1 risk-based capital ratio	13.01%	9.86%	9.58%	9.42%	9.17%
Total risk-based capital ratio	14.95%	11.80%	11.46%	11.21%	10.93%

(1) - Mississippi includes Central and Southern Mississippi Regions
(2) - Tennessee includes Memphis, Tennessee and Northern Mississippi Regions

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS DECEMBER 31, 2008 ($ in thousands except per share data) (unaudited)

Note 1 – Issuance of Preferred Stock

On November 21, 2008, Trustmark issued a total of 215,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, (no par) liquidation preference $1,000 per share, (Senior Preferred) to the United States Department of the Treasury (Treasury) in a private placement transaction as part of the Troubled Assets Relief Program Capital Purchase Program, a voluntary initiative for U.S. financial institutions designed to support the economy by increasing financing to businesses and consumers.  In the same transaction, Trustmark also issued to the Treasury a warrant to purchase 1,647,931 shares of Trustmark’s common stock at an exercise price of $19.57 per share.

The Senior Preferred pays cumulative dividends at the rate of 5.00% of the liquidation preference per year, payable on February 15, May 15, August 15 and November 15 of each year, in arrears, until, but excluding, February 15, 2014, and from that date thereafter at the rate of 9.00% of the liquidation preference per year.  Trustmark may not redeem the Senior Preferred prior to February 15, 2012, unless the Senior Preferred is redeemed with the proceeds of an offering of perpetual preferred stock or common stock that (1) qualifies as Tier 1 Capital for bank regulatory purposes and (2) results in gross proceeds to Trustmark of not less than $53.8 million.  Any redemption of the Senior Preferred will be at $1,000 per share plus any accrued and unpaid dividends and shall be subject to the approval of Trustmark’s primary federal banking regulator, the Board of Governors of the Federal Reserve System.

Prior to November 21, 2011, unless Trustmark has redeemed the Senior Preferred or the Treasury has transferred all of its shares of the Senior Preferred to a third party, the consent of Treasury will be required for Trustmark to declare or pay any dividend or make any distribution on its common stock (other than regular quarterly cash dividends of not more than $0.23 per share of common stock) or (ii) redeem, purchase or acquire any shares of its common stock or other equity or capital securities, other than in connection with benefit plans consistent with past practice and certain other circumstances specified in the purchase agreement for the Senior Preferred.

The Senior Preferred stock was recorded at issue for $204.9 million, with the remainder of the $10.1 million in cash proceeds recorded as warrants in Capital Surplus.  This allocation was derived by a third-party evaluation of the fair value of the Senior Preferred and warrant at the time of issuance.  The cash proceeds were then apportioned to the Senior Preferred and the warrants using their relative fair values.  The basis of the Senior Preferred will be accreted to the $215 million redemption value on a constant yield method over five years, and the accretion will be represented as an additional carrying cost of the equity.  The warrant is not subject to mark-to-market accounting, and will be carried in Capital Surplus at its original basis until exercise or expiration.  The warrant’s effect on shares outstanding will be included in dilutive shares using the treasury stock method.

Note 2 – Loan Composition

LOANS BY TYPE	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
Loans secured by real estate:
Construction, land development and other land loans	$1,028,788	$1,062,319	$1,158,549	$1,212,052	$1,194,940
Secured by 1-4 family residential properties	1,524,061	1,561,024	1,633,021	1,660,148	1,694,757
Secured by nonfarm, nonresidential properties	1,422,658	1,345,624	1,300,753	1,315,449	1,325,379
Other real estate secured	186,915	175,877	148,588	160,373	167,610
Commercial and industrial loans	1,305,938	1,328,035	1,313,620	1,286,578	1,283,014
Consumer loans	895,046	947,113	994,475	1,056,346	1,087,337
Other loans	358,997	320,738	310,369	321,088	287,755
Loans	6,722,403	6,740,730	6,859,375	7,012,034	7,040,792
Allowance for loan losses	(94,922)	(90,888)	(86,576)	(81,818)	(79,851)
Net Loans	$6,627,481	$6,649,842	$6,772,799	$6,930,216	$6,960,941

	December 31 ,2008
LOAN COMPOSITION BY REGION	Total	Florida	Mississippi (Central and Southern Regions)	Tennessee (Memphis, TN and Northern MS Regions)	Texas
Loans secured by real estate:
Construction, land development and other land loans	$1,028,788	$294,473	$397,779	$83,668	$252,868
Secured by 1-4 family residential properties	1,524,061	91,559	1,224,662	175,321	32,519
Secured by nonfarm, nonresidential properties	1,422,658	179,123	804,186	208,751	230,598
Other real estate secured	186,915	12,632	141,951	13,551	18,781
Commercial and industrial loans	1,305,938	18,814	941,563	61,391	284,170
Consumer loans	895,046	3,206	848,835	31,400	11,605
Other loans	358,997	18,505	313,564	18,070	8,858
Loans	$6,722,403	$618,312	$4,672,540	$592,152	$839,399

CONSTRUCTION AND LAND DEVELOPMENT LOANS BY REGION
Lots	$127,043	$76,849	$31,885	$5,524	$12,785
Development	212,965	35,927	91,465	11,657	73,916
Unimproved land	301,759	114,232	106,522	34,049	46,956
1-4 family construction	191,351	29,246	89,644	11,936	60,525
Other construction	195,670	38,219	78,263	20,502	58,686
Construction and land development loans	$1,028,788	$294,473	$397,779	$83,668	$252,868

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS DECEMBER 31, 2008 ($ in thousands except per share data) (unaudited)

FLORIDA CREDIT QUALITY	Total Loans	Criticized Loans (1)	Classified Loans (2)	Nonaccrual Loans	Impaired Loans (3)
Construction and land development loans:
Lots	$76,849	$21,174	$15,529	$10,386	$5,698
Development	35,927	17,462	17,462	17,461	8,636
Unimproved land	114,232	69,462	36,247	20,496	19,680
1-4 family construction	29,246	12,626	12,626	9,630	9,630
Other construction	38,219	24,952	13,959	9,328	6,482
Construction and land development loans	294,473	145,676	95,823	67,301	50,126
Commercial, commercial real estate and consumer	323,839	31,011	19,265	7,791	1,019

Total Florida loans	$618,312	$176,687	$115,088	$75,092	$51,145

FLORIDA CREDIT QUALITY	Total Loans Less Impaired Loans	Loan Loss Reserves	Loan Loss Reserve % of Non-Impaired Loans
Construction and land development loans:
Lots	$71,151	$3,542	4.98%
Development	27,291	2,537	9.30%
Unimproved land	94,552	5,043	5.33%
1-4 family construction	19,616	644	3.28%
Other construction	31,737	2,850	8.98%
Construction and land development loans	244,347	14,616	5.98%
Commercial, commercial real estate and consumer	322,820	6,449	2.00%

Total Florida loans	$567,167	$21,065	3.71%

(1)
Criticized loans include all classified loans as defined in (2) below as well as other loans that exhibit potential credit weaknesses that, if not resolved, may ultimately result in a more severe classification.

(2)	Classified loans include those loans identified by management as exhibiting well defined credit weaknesses that may jeopardize repayment in full of the debt.
(3)
All nonaccrual loans over $1 million are individually assessed for impairment in accordance with SFAS No. 114.  Impaired loans have been determined to be collateral dependent and assessed using a fair value approach.  Fair value estimates begin with appraised values, normally from recently received and reviewed appraisals.  Appraised values are adjusted down for costs associated with asset disposal.  When a loan is deemed to be impaired, the full difference between book value and the most likely estimate of the asset’s net realizable value is charged off.

Note 3 – Mortgage Banking

Trustmark utilizes derivative instruments to offset changes in the fair value of mortgage servicing rights (MSR) attributable to changes in interest rates. Changes in the fair value of the derivative instrument are recorded in mortgage banking income, net and are offset by the changes in the fair value of MSR, as shown in the accompanying table. MSR fair values represent the effect of present value decay and the effect of changes in interest rates. Ineffectiveness of hedging MSR fair value is measured by comparing total hedge cost to the fair value of the MSR asset attributable to market changes. The impact of this strategy resulted in a net positive ineffectiveness of $0.3 million and $2.0 million for the quarters ended December 31, 2008 and 2007, respectively, and a net positive ineffectiveness of $11.1 million and $1.2 million for the years ended December 31, 2008 and 2007, respectively. The accompanying table shows that the MSR value has declined $36.8 million for the quarter ended December 31, 2008. This change is due primarily to higher prepayment expectations in the servicing portfolio caused by a significant decline in mortgage rates. Offsetting the MSR change is a $37.2 million increase in the value of derivative instruments which is primarily caused by declining Treasury rates resulting in a $0.3 million net ineffectiveness for the quarter ended December 31, 2008.

The following table illustrates the components of mortgage banking income included in noninterest income in the accompanying income statements:

	Quarter Ended					Year Ended
	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007	12/31/2008	12/31/2007
Mortgage servicing income, net	$4,188	$4,002	$3,804	$3,747	$3,725	$15,741	$14,184
Change in fair value-MSR from market changes	(36,846)	(903)	13,104	(10,193)	(8,143)	(34,838)	(9,466)
Change in fair value of derivatives	37,160	1,680	(10,453)	17,599	10,123	45,986	10,644
Change in fair value-MSR from runoff	(2,101)	(2,152)	(2,303)	(2,430)	(2,064)	(8,986)	(9,343)
Gain on sales of loans	473	1,875	2,542	1,078	1,594	5,968	5,659
Other, net	1,519	(179)	14	1,255	(268)	2,609	346
Mortgage banking, net	$4,393	$4,323	$6,708	$11,056	$4,967	$26,480	$12,024

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS DECEMBER 31, 2008 ($ in thousands except per share data) (unaudited)

Note 4 – Earning Assets and Interest-Bearing Liabilities

The following table illustrates the yields on earning assets by category as well as the rates paid on interest-bearing liabilities on a tax equivalent basis:

	Quarter Ended					Year Ended
	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007	12/31/2008	12/31/2007
Securities – Taxable	4.87%	4.79%	4.66%	4.34%	4.11%	4.73%	4.13%
Securities – Nontaxable	6.68%	6.74%	6.93%	7.12%	7.19%	6.87%	7.27%
Securities – Total	5.01%	4.99%	4.90%	4.84%	4.63%	4.95%	4.60%
Loans	5.86%	6.07%	6.19%	6.70%	7.21%	6.21%	7.31%
FF Sold & Rev Repo	0.99%	2.24%	2.21%	3.14%	4.84%	2.14%	5.26%
Other Earning Assets	2.98%	4.34%	4.61%	6.22%	4.80%	4.42%	5.70%
Total Earning Assets	5.68%	5.90%	6.00%	6.54%	6.94%	6.02%	6.98%

Interest-bearing Deposits	1.98%	2.32%	2.58%	3.12%	3.52%	2.50%	3.63%
FF Pch & Repo	0.58%	1.88%	1.96%	2.96%	4.22%	1.66%	4.52%
Borrowings	2.20%	3.81%	3.64%	5.22%	5.25%	3.48%	5.60%
Total Interest-bearing Liabilities	1.83%	2.34%	2.58%	3.23%	3.72%	2.48%	3.81%

Net interest margin	4.20%	4.01%	3.91%	3.92%	3.93%	4.01%	3.91%

During the fourth quarter of 2008, declining funding costs more than offset lower yields on earning assets, resulting in a 19 basis point increase in the net interest margin to 4.20%.  This expansion in the net interest margin is attributable to an increased level of fixed rate securities primarily funded by shorter, floating rate liabilities as well as to the abnormal spread between LIBOR and the overnight Federal Funds rate during the quarter that has since dissipated.

As discussed in Note 5 below, Trustmark corrected an accounting error in its consolidated financial statements resulting in a pre-tax benefit of $3.2 million and $2.6 million for the quarter and year ended December 31, 2007, respectively. This error correction has been excluded in the table above.  Including this error correction, Trustmark’s loan yield for the quarter and year ended December 31, 2007 was 7.39% and 7.35%, respectively, while the net interest margin for the quarter and year ended December 31, 2007 was 4.09% and 3.94%, respectively.

All periods ended in 2007 have been restated to include the addition of other earning assets, made up primarily of Federal Home Loan Bank and Federal Reserve Bank stock.

Note 5 – Significant Nonrecurring Transactions

The information below represents significant items occurring during the periods presented.  Management believes this information will help users compare Trustmark’s current results to those of prior periods.

MasterCard Class A Common
During the second quarter of 2008, MasterCard offered Class B shareholders the right to convert their stock into marketable Class A shares.  Trustmark exercised its right to convert its shares and sold them through a liquidation program.  The conversion and sale resulted in an after-tax gain of $3.3 million.

Visa Litigation Contingency
In the first quarter of 2008, Trustmark recognized a gain of $1.5 million resulting from the Visa initial public offering.  This gain more than offsets an accrual of $1.0 million that Trustmark recorded for the Visa litigation contingency relating to the Visa USA Inc. antitrust lawsuit settlement with American Express and other pending Visa litigation (reflecting Trustmark’s share as a Visa member).

Correction of Accounting Error
Trustmark’s consolidated financial statements for the fourth quarter of 2007 included a pre-tax benefit of $3.2 million for the correction of an error relating to the amortization of deferred loan fees, which is included in interest income on loans.  Of this amount, $2.6 million arose in prior periods, while $593 thousand was incurred over the first three quarters of 2007.  Trustmark’s Management as well as the Audit and Finance Committee of the Board of Directors have reviewed this accounting error utilizing Securities and Exchange Commission Staff Accounting Bulletins (SAB) Nos. 99 and 108 and believe the impact of this error was not material to 2007 or prior period consolidated financial statements.